Exhibit 99.2


                                 ConocoPhillips
                              Houston, Texas 77079

Preliminary
FINANCIAL HIGHLIGHTS
                                                                                            Millions of Dollars
                                                                                     Three Months Ended   Nine Months Ended

                                                                                       September 30        September 30
                                                                                        2003   2002**     2003   2002**
Revenues
   Sales and other operating revenues*                                               $26,105   14,557   78,366   33,402
   Equity in earnings of affiliates                                                      186       89      391      138
   Other income                                                                          202       85      378      136
                                                                                     -------- -------- -------- --------
                                                                                      26,493   14,731   79,135   33,676
                                                                                     -------- -------- -------- --------
Costs and expenses
   Purchased crude oil and products                                                   16,815    9,904   50,848   22,697
   Production and operating expenses                                                   1,736    1,203    5,262    3,002
   Selling, general and administrative expenses                                          551      795    1,601    1,266
   Exploration expenses                                                                  132       85      390      315
   Depreciation, depletion and amortization                                              858      548    2,574    1,339
   Property impairments                                                                   18        8      192       26
   Taxes other than income taxes*                                                      3,807    1,733   10,853    3,624
   Accretion on discounted liabilities                                                    39        6      107       17
   Interest and debt expense                                                             190      134      647      347
   Foreign currency transaction (gains)/losses                                            34       (6)      14      (11)
   Minority interests and preferred dividend
     requirements of capital trusts                                                        3        9       16       34
                                                                                     -------- -------- -------- --------
                                                                                      24,183   14,419   72,504   32,656
                                                                                     -------- -------- -------- --------
   Income from continuing operations before income
     taxes and subsidiary equity transactions                                          2,310      312    6,631    1,020
   Gain on subsidiary equity transactions                                                  -        -       28        -
                                                                                     -------- -------- -------- --------
   Income from continuing operations before income                                     2,310      312    6,659    1,020
     taxes
   Provision for income taxes                                                          1,061      386    3,052      880
                                                                                     -------- -------- -------- --------
   Income (loss) from continuing operations                                            1,249      (74)   3,607      140
   Income (loss) from discontinued operations, net of
     income taxes                                                                         57      (42)     201       (7)
                                                                                     -------- -------- -------- --------
   Income (loss) before cumulative effect of
     changes in accounting principles                                                  1,306     (116)   3,808      133
   Cumulative effect of changes in accounting
     principles                                                                            -        -     (113)       -
                                                                                     -------- -------- -------- --------
Net income (Loss)                                                                     $1,306     (116)   3,695      133
                                                                                     ======== ======== ======== ========

Income (loss) per share of common stock
   Basic
     Continuing operations                                                             $1.84    (0.15)    5.30     0.34
     Discontinued operations                                                            0.08    (0.09)    0.30    (0.02)
     Before cumulative effect of changes in accounting
        principles                                                                      1.92    (0.24)    5.60     0.32
     Cumulative effect of changes in accounting
        principles                                                                         -        -    (0.17)       -
     Net income (loss)                                                                 $1.92    (0.24)    5.43     0.32
   Diluted
     Continuing operations                                                             $1.82    (0.15)    5.28     0.34
     Discontinued operations                                                            0.08    (0.09)    0.29    (0.02)
     Before cumulative effect of changes in accounting
        principles                                                                      1.90    (0.24)    5.57     0.32
     Cumulative effect of changes in accounting
        principles                                                                         -        -    (0.17)       -
     Net income (loss)                                                                 $1.90    (0.24)    5.40     0.32

Average common shares outstanding (in thousands)
     Basic                                                                           680,689  480,701  680,089  416,293
     Diluted                                                                         686,263  484,777  684,248  422,212

  *Includes excise taxes on petroleum products sales:                                 $3,580    1,560   10,115    3,143
**Restated for certain discontinued operations.
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
                                 ConocoPhillips
                              Houston, Texas 77079


Preliminary
SELECTED FINANCIAL DATA
                                                                                               Millions of Dollars
                                                                                        Three Months Ended  Nine Months Ended
                                                                                           September 30      September 30
                                                                                              2003  2002     2003  2002
INCOME/(LOSS) FROM CONTINUING OPERATIONS
  BEFORE ACCOUNTING CHANGE
    E&P
      United States                                                                           $546   306    1,741   741
      International                                                                            421   154    1,428   200
                                                                                           -------- ----- -------- -----
         Total E&P                                                                             967   460    3,169   941
                                                                                           -------- ----- -------- -----
    Midstream                                                                                   31    11       87    35
                                                                                           -------- ----- -------- -----
    R&M
      United States                                                                            416    44      939    25
      International                                                                             69    13      256    13
                                                                                           -------- ----- -------- -----
         Total R&M                                                                             485    57    1,195    38
                                                                                           -------- ----- -------- -----
   Chemicals                                                                                     7     3       (4)   (1)
   Emerging Businesses                                                                         (18) (262)     (75) (270)
   Corporate and other                                                                        (223) (343)    (765) (603)
                                                                                           -------- ----- -------- -----
   Consolidated                                                                             $1,249   (74)   3,607   140
                                                                                           ======== ===== ======== =====

CUMULATIVE EFFECT OF ACCOUNTING CHANGES
    E&P
      United States                                                                             $-     -      142     -
      International                                                                              -     -      (13)    -
                                                                                           -------- ----- -------- -----
         Total E&P                                                                               -     -      129     -
                                                                                           -------- ----- -------- -----
   Midstream                                                                                     -     -        -     -
                                                                                           -------- ----- -------- -----
   R&M
      United States                                                                              -     -     (125)    -
      International                                                                              -     -        -     -
                                                                                           -------- ----- -------- -----
         Total R&M                                                                               -     -     (125)    -
                                                                                           -------- ----- -------- -----
   Chemicals                                                                                     -     -        -     -
   Emerging Businesses                                                                           -     -        -
   Corporate and other                                                                           -     -     (117)    -
                                                                                           -------- ----- -------- -----
   Consolidated                                                                                 $-     -     (113)    -
                                                                                           ======== ===== ======== =====

INCOME (LOSS) FROM DISCONTINUED OPERATIONS
   Corporate and other                                                                          57   (42)     201    (7)

SUMMARY OF NET INCOME/(LOSS)
   E&P
      United States                                                                           $546   306    1,883   741
      International                                                                            421   154    1,415   200
                                                                                           -------- ----- -------- -----
         Total E&P                                                                             967   460    3,298   941
                                                                                           -------- ----- -------- -----
   Midstream                                                                                    31    11       87    35
                                                                                           -------- ----- -------- -----
   R&M
      United States                                                                            416    44      814    25
      International                                                                             69    13      256    13
                                                                                           -------- ----- -------- -----
         Total R&M                                                                             485    57    1,070    38
                                                                                           -------- ----- -------- -----
   Chemicals                                                                                     7     3       (4)   (1)
   Emerging Businesses                                                                         (18) (262)     (75) (270)
   Corporate and other                                                                        (166) (385)    (681) (610)
                                                                                           -------- ----- -------- -----
Net income/(loss)                                                                           $1,306  (116)   3,695   133
                                                                                           ======== ===== ======== =====

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

                                 ConocoPhillips
                              Houston, Texas 77079


Preliminary
SELECTED FINANCIAL DATA
                                                                                       Three Months Ended   Nine Months Ended
                                                                                           September 30      September 30
                                                                                            2003   2002     2003   2002
INCOME/(LOSS) FROM CONTINUING
   OPERATIONS
      Effective tax rate %                                                                  45.9 %123.7     45.8   86.3

                                                                                           Millions of Dollars
FOREIGN CURRENCY GAINS/(LOSSES)
   AFTER-TAX
      E&P                                                                                   $(12)    (6)     (28)   (11)
      Midstream                                                                                -      -        -      -
      R&M                                                                                     (7)     3        4      8
      Chemicals                                                                                -      -        -      -
      Emerging Businesses                                                                     (1)     -       (1)     -
      Corporate and other                                                                      2      5       21     13
                                                                                         -------- ------ -------- ------
                                                                                            $(18)     2       (4)    10
                                                                                         ======== ====== ======== ======

CASH FLOWS FROM OPERATING ACTIVITIES
   Income (loss) from continuing operations                                               $1,249    (74)   3,607    140
   Depreciation, depletion and amortization                                                  858    548    2,574  1,339
   Property impairments                                                                       18      8      192     26
   Dry hole costs and leasehold impairment                                                    75     20      169    161
   Accretion on discounted liabilities                                                        39      6      107     17
   In-process research and development                                                         -    246        -    246
   Deferred taxes                                                                             36    (20)     289     45
   Other                                                                                    (631)   (62)    (729)    58
   Working capital changes                                                                   323  1,137      975    836
                                                                                         -------- ------ -------- ------
   Net cash provided by continuing operations                                              1,967  1,809    7,184  2,868
   Net cash provided by discontinued operations                                               74     68      174    118
                                                                                         -------- ------ -------- ------
   Net cash provided by operating activities                                              $2,041  1,877    7,358  2,986
                                                                                         ======== ====== ======== ======

CAPITAL EXPENDITURES AND INVESTMENTS
   E&P
      United States                                                                         $353    233    1,060    756
      Foreign                                                                                756    482    2,228  1,177
                                                                                         -------- ------ -------- ------
                                                                                           1,109    715    3,288  1,933
   Midstream                                                                                   2      1        6      2
   R&M                                                                                       298    192      740    425
   Chemicals                                                                                   -     10        -     29
   Emerging Businesses                                                                        60     35      224     35
   Corporate and other*                                                                       51      7      127     55
                                                                                         -------- ------ -------- ------
                                                                                          $1,520    960    4,385  2,479
                                                                                         ======== ====== ======== ======
*Excludes discontinued operations

OTHER
                                                                                          At September   At December 31,
                                                                                             30, 2003          2002
   Total debt                                                                            $18,887          19,766
   Common stockholders' equity                                                           $32,965          29,517
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

                                 ConocoPhillips
                              Houston, Texas 77079


Preliminary
OPERATING HIGHLIGHTS
                                   BY SEGMENT

                                                Three Months Ended           Nine Months Ended
                                                  September 30                  September 30
                                                  2003          2002            2003         2002
                                                            Thousands of Barrels  Daily
E&P
   Crude oil produced
      United States
          Alaska                                   314           310             327          334
          Lower 48                                  51            38              56           34
                                             ----------   -----------     -----------   ----------
                                                   365           348             383          368
      Norway                                       207           156             215          131
      United Kingdom                                67            35              79           24
      Canada                                        29            14              31            5
      Nigeria                                       36            29              38           26
      China                                         25            12              25           12
      Indonesia                                     16             6              18            2
      Other                                         48            20              52            9
                                             ----------   -----------     -----------   ----------
      Total consolidated                           793           620             841          577
      Equity affiliates                            120            44              97           18
                                             ----------   -----------     -----------   ----------
         Total Worldwide                           913           664             938          595
                                             ==========   ===========     ===========   ==========

   Syncrude                                         22             8              19            3
                                             ==========   ===========     ===========   ==========

   Natural gas liquids produced
      United States
          Alaska*                                   19            21              22           24
          Lower 48                                  20             9              20            4
                                             ----------   -----------     -----------   ----------
                                                    39            30              42           28
      Norway                                         7             6               8            5
      Canada                                         9             3              10            1
      Other                                          2             4               4            4
                                             ----------   -----------     -----------   ----------
         Total Worldwide                            57            43              64           38
                                             ==========   ===========     ===========   ==========

*Includes reinjected volumes sold lease-to-
 lease.                                             13            13              14           14

                                              Millions of Cubic Feet Daily
   Natural gas produced*
      United States
          Alaska                                   180           183             177          171
          Lower 48                               1,271           922           1,306          782
                                             ----------   -----------     -----------   ----------
                                                 1,451         1,105           1,483          953
      Norway                                       216           183             265          150
      United Kingdom                               853           349             935          238
      Canada                                       448           172             436           72
      Indonesia                                    275            68             248           23
      Other                                        130           105             120          106
                                             ----------   -----------     -----------   ----------
      Total consolidated                         3,373         1,982           3,487        1,542
      Equity affiliates                             11             4              11            1
                                             ----------   -----------     -----------   ----------
         Total Worldwide                         3,384         1,986           3,498        1,543
                                             ==========   ===========     ===========   ==========

   *Represents quantities available for sale.  Excludes gas equivalent of NGL shown above.

   Liquefied natural gas sales                     121           128             114          120

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

                                 ConocoPhillips
                              Houston, Texas 77079



Preliminary
OPERATING HIGHLIGHTS
                                               Three Months Ended           Nine Months Ended
                                                   September 30                 September 30
                                                 2003          2002           2003          2002
E&P (continued)
                                                                Per Unit
   Average sales prices
      Crude oil (per barrel)
         United States
            Alaska                             $28.31         25.83          28.99         22.92
            Lower 48                            27.94         26.87          28.98         23.61
               Total U.S.                       28.26         25.94          28.99         22.98
         International                          28.05         27.00          28.22         24.55
         Total consolidated                     28.15         26.38          28.57         23.54
         Equity affiliates                      19.90         20.29          18.84         19.88
            Total Worldwide                     27.00         25.97          27.55         23.43
      Natural gas-lease (per MCF)
         United States
            Alaska                               1.33          1.58           1.71          1.81
            Lower 48                             4.56          2.65           4.92          2.42
               Total U.S.                        4.41          2.60           4.78          2.39
         International                           3.38          2.37           3.59          2.34
         Total consolidated                      3.80          2.49           4.07          2.37
         Equity affiliates                       4.12          1.78           4.61          1.78
            Total Worldwide                      3.80          2.49           4.08          2.37

Midstream
                                                              Thousands of Barrels Daily

   Natural gas liquids extracted
      Consolidated
         United States                             50            19             51             7
         International                             47            15             44             5
      Equity affiliates
         United States*                           111           119            111           118
         International                             12             3             11             1
                                            ----------   -----------     ----------   -----------
                                                  220           156            217           131
                                            ==========   ===========     ==========   ===========

*Represents 30.3 percent interest in Duke Energy Field Services, LLC
 (DEFS)

                                                                        Per Barrel
U.S. product prices
Weighted average NGL**
    Consolidated                               $20.94         18.57          22.51         18.57
    DEFS                                        20.67         16.32          21.91         14.91

**Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural-gas-liquids component and location mix.

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



                                               Three Months Ended                Nine Months Ended
                                                    September 30                 September 30
                                                 2003          2002           2003                   2002
                                                                Thousands of Barrels Daily
R&M
  United States
    Crude oil capacity                          2,168         1,825          2,168                  1,710
    Crude oil runs                              2,083         1,643          2,073                  1,546
    Refinery production                         2,322         1,795          2,311                  1,702

  International*
    Crude oil capacity                            442           192            442                    112
    Crude oil runs                                387           168            387                    100
    Refinery production                           413           178            419                    101

  U.S. Petroleum products outside sales
     Automotive gasoline                        1,398         1,195          1,370                  1,146
     Distillates                                  580           449            590                    437
     Aviation fuels                               197           219            176                    189
     Other products                               497           350            499                    363
                                            ----------   -----------     ----------   --------------------
                                                2,672         2,213          2,635                  2,135
  International                                   441           201            439                    102
                                            ----------   -----------     ----------   --------------------
                                                3,113         2,414          3,074                  2,237
                                            ==========   ===========     ==========   ====================

                                              Per Gallon
  U.S. Average sales prices**
     Automotive gasoline-wholesale              $1.09          0.93           1.07                   0.86
     Automotive gasoline-retail                  1.42          1.02           1.38                   0.95
     Distillates-wholesale                       0.88          0.81           0.93                   0.73


     *Includes ConocoPhillips' share of equity affiliates.

   **Excludes excise taxes.
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